UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                        Date of Report: November 1, 2005

                           CSI BUSINESS FINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)

          Florida                       02-27569                 65-0847995
          -------                       --------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

 109 North Post Oak Lane, Suite 422, Houston, Texas                77024
 --------------------------------------------------                -----
      (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:            (713) 621-2737
                                                               --------------

Item 2.01 Completion of Acquisition or Disposition of Assets

      On August 30, 2005, CSI Business Finance, Inc. (formerly Health Express USA, Inc., and hereinafter referred to as the "Company") filed a current report on Form 8-K in connection with the completion on August 25, 2005 of the share exchange transaction with CSI Business Finance, Inc., a Texas corporation ("CSI"), and the shareholders of CSI (the "CSI Shareholders"). On June 17, 2005, the Company, CSI and the CSI Shareholders entered into a share exchange agreement (the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, no share exchange contemplated therein could occur until the Company's shareholders voted on the transaction. In connection with the Share Exchange Agreement, the Company filed a Definitive Information Statement with the U.S. Securities and Exchange Commission (the "Commission") on August 5, 2005, stating that the required number of shareholders had approved the transaction. On August 25, 2005, upon the effectiveness of the Definitive Information Statement, the CSI Shareholders exchanged with, and delivered to the Company, the issued and outstanding common stock of CSI in exchange for 100,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company. Pursuant to the Share Exchange Agreement, one share of the Series A Convertible Preferred Stock is convertible into 19,500 shares of common stock of the Company. The CSI Shareholders transferred and exchanged the CSI Common Stock for the Series A Convertible Preferred Stock so that effectively after the conversion of the preferred stock, shares of common stock issued upon conversion of the preferred stock would be equal to 97.5% of the issued and outstanding shares of common stock of the Company. As a result of the exchange, the CSI Shareholders converted the Series A Convertible Preferred Stock for 1,950,000,000 shares of the Company's common stock effectively transferring control and a 97.5% ownership interest, and CSI became a wholly-owned subsidiary of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of the business acquired.

The following are the report and audited financials statements of CSI:

      (i) Report of Independent Registered Public Accounting Firm

      (ii) Balance Sheet as of December 31, 2004

      (iii) Statement of Operations for the Period from October 22, 2004 (Inception) to December 31, 2004

      (iv) Statement of Changes in Shareholders' Equity for the Period from October 22, 2004 (Inception) to December 31, 2004

      (v) Statement of Cash Flows for the Period from October 22, 2004 (Inception) to December 31, 2004

      (vi) Notes to the Financial Statements

The following are the interim unaudited financials statements of CSI:

      (i) Unaudited Balance Sheet as of June 30, 2005

      (ii) Unaudited Statement of Operations for the Six Months Ended June 30, 2005

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

      (iii) Unaudited Statement of Cash Flows for the Six Months Ended June 30, 2005

      (iv) Notes to the Unaudited Financial Statements

(b)   Pro Forma Financial Information.

      The unaudited pro forma combined balance sheet is presented as if the exchange had taken place on January 1, 2005. The unaudited pro forma combined statement of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 are presented as if the exchange had taken place at the beginning of each reporting period. The unaudited pro forma combined financial statements are provided for information purposes only and do not purport to represent what the combined financial position and results of operations would have been had the merger, in fact, occurred on the dates indicated. The unaudited pro forma combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.

      The following are the pro forma financial statements:

      (i) Unaudited Pro Forma Balance Sheet as of June 30, 2005

      (ii) Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2005

      (iii) Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2004

      The accompanying financial statements of CSI presented in this report should be read in conjunction with CSI's audited financial statements and footnotes for the year ended December 31, 2004 which are included in this Form-8K/A. Also included are CSI's unaudited financial statements for the six months ended June 30, 2005.

      The accompanying financial statements of Health Express USA, Inc. should be read in conjunction with the historical financial statements of Health Express USA, Inc. included in the Annual Report on Form 10-KSB for the fiscal year ended December 26, 2004, filed with the Commission on May 20, 2005, and the Quarterly Report on Form 10-QSB for the six months ended June 26, 2005, filed with the Commission on August 17, 2005.

      This transaction is being accounted for as a reverse acquisition since the control of the Company has passed to the stockholders of the acquired company.

(c)   Exhibits

Exhibit           Description

Exhibit 99.1      Report of Independent Registered Public Accounting Firm and          Provided herein.
                  Audited Financials Statements of CSI Business Finance, Inc.

Exhibit 99.2      Interim Unaudited Financials Statements of CSI Business Finance,     Provided herein.
                  Inc.

Exhibit 99.3      Pro Form Financial Statements for CSI Business Finance, Inc. and     Provided herein.
                  Health Express USA, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CSI BUSINESS FINANCE, INC.

Date:    November 1, 2005                         By:    /s/ Timothy J. Connolly
                                                         -----------------------
                                                  Name:  Timothy J. Connolly
                                                  Its:   Chief Executive Officer


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